SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): April 8, 2003

                               Levi Strauss & Co.
             (Exact name of registrant as specified in its charter)


       DELAWARE                     333-36234                   94-0905160
(State of Incorporation)     (Commission File Number)         (IRS Employer
                                                          Identification Number)

          1155 Battery Street
       San Francisco, California                                  94111
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (415) 501-6000


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ITEM 9.  REGULATION FD DISCLOSURE.

         Attached hereto as Exhibit 99 is a copy of Levi Strauss & Co.'s press release dated April 8, 2003 titled "Levi Strauss & Co. Commences Cash Tender Offer For Its Outstanding 6.80% Senior Notes."

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 8, 2003

                                   LEVI STRAUSS & CO.


                                   By /s/ William B. Chiasson
                                      -----------------------
                                      William B. Chiasson
                                      Title:  Senior Vice President
                                              and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.
-----------

     99                 Press Release dated April 8, 2003.

                                                                      Exhibit 99

LEVI                                1155 Battery Street, San Francisco, CA 94111
STRAUSS
   & Co.
  NEWS

For Immediate Release                       Investor Contact: Eileen VanEss
---------------------                                         (415) 501-2477

                                               Media Contact: Linda Butler
                                                              (415) 501-6070

                 LEVI STRAUSS & CO. COMMENCES CASH TENDER OFFER
                     FOR ITS OUTSTANDING 6.80% SENIOR NOTES

SAN FRANCISCO (April 8, 2003) - Levi Strauss & Co. ("LS&CO.") today announced that it has commenced a cash tender offer to purchase any and all of its 6.80% Senior Notes due 2003 (the "Notes").

The tender offer will remain open until 9 A.M. Eastern Daylight Time on May 7, 2003, unless extended.

The purchase price to be paid for each $1,000 principal amount of Notes validly tendered and not withdrawn will be $1,024.24 per $1,000 principal amount of Notes plus accrued and unpaid interest up to, but not including the date on which LS&CO. pays for tendered Notes. Assuming Notes are purchased pursuant to the offer, payment for tendered Notes will be made promptly after the expiration of the tender offer.

The terms and conditions of the tender offer are more fully described in the Offer to Purchase (the "Statement") dated April 8, 2003. For additional information regarding the pricing, tender and delivery procedures and conditions of the tender offer, reference is made to the Statement and related documents.

Credit Suisse First Boston ("CSFB") is the Dealer Manager for the tender offer. Georgeson Shareholder is the Information Agent for the tender offer. Questions concerning the tender offer may be directed to the Liability Management Group of CSFB at (800) 820-1653 or (212) 538-8474. Requests for documents should be directed to Georgeson Shareholder at (212) 440-9800.

This press release is neither an offer to purchase nor a solicitation of an offer to sell the Notes. The offers are made only by an Offer to Purchase dated April 8, 2003.

This news release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements necessarily reflect the best judgment of our senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested. Investors should consider the information contained in our filings with the U.S. Securities and Exchange Commission (the "SEC"), including our Annual Report on Form 10-K for the fiscal year ended 2002, especially in the Risk Factors and Management's Discussion and Analysis sections, our most recent Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K.
                                       ###